==========================================================================

                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                   --------------------------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                  --------------------------------------

      Date of report (Date of earliest event reported): January 30, 2003

                    WESTBOROUGH FINANCIAL SERVICES, INC.
           (Exact name of registrant as specified in its charter)

       Massachusetts                000-27997          04-3504121
(State or other jurisdiction      (Commission         (IRS Employer
      of incorporation)            File Number)    Identification No.)

100 E. Main Street
Westborough, MA                                           01581
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (508) 366-4111

==========================================================================

                               Not Applicable

         (Former name or former address, if changed since last report)

Items 1 through 6.    Not applicable.

Item 7.     Financial Statements and Exhibits

      (a)   No financial statements are required to be filed with this report.
      (b) No pro forma financial information is required to be filed with this report.
      (c)   Exhibits: 99.1    Regulation FD Materials

Item 8.     Not applicable.

Item 9. Management's presentation at Westborough Financial Services, Inc.'s 2003 Annual Meeting of Stockholders held on January 30, 2003 is attached as Exhibit 99.1 to this report.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    WESTBOROUGH FINANCIAL SERVICES, INC.

                                       By: /s/ John L. Casagrande
                                           ---------------------------
                                          John L. Casagrande
                                          Senior Vice President, Treasurer and
                                          Clerk

Date: January 30, 2003